                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                December 23, 2002


                            LINDSAY MANUFACTURING CO.
                            -------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   0-17116                  47-0554096
     --------------              -----------               ------------
       (State of                 (Commission              (IRS Employer
     Incorporation)              File Number)         Identification Number)


       2707 North 108th Street, Suite 102
               Omaha, Nebraska                                 68164
       ----------------------------------                     --------
     (Address of principal executive offices)                (Zip Code)


                                 (402) 829-6800
                    ---------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
             -------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Reference is made to the press release of Registrant, issued on December 23, 2002, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          99.1 Press Release, issued December 23, 2002, announcing the Company's First Quarter Fiscal 2003 Results

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LINDSAY MANUFACTURING CO.


Dated:  December 26, 2002            By /s/ Bruce C. Karsk
                                        ----------------------------------------
                                        Bruce C. Karsk, Executive Vice President
                                        and Chief Financial Officer





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